EXHIBIT 10.12

April 24, 2014

STRICTLY CONFIDENTIAL

Mr. Jonathan Burst
Chairman and Chief Executive Officer
Fuel Performance Solutions, Inc.
Suite 1920, 7777 Bonnhomme Avenue
St. Louis, MO 63105

Dear Mr Burst

This letter (the “Agreement”) constitutes the agreement between Fuel Performance Solutions Inc. (the “Company”) and The Benchmark Company LLC (“Benchmark”) that Benchmark shall serve as the exclusive placement agent (the “Services”) for the Company, on a reasonable best efforts basis, in connection with the proposed offer and placement (the “Offering”) by the Company of securities of the Company (the “Securities”). The terms of the Offering and the Securities shall be mutually agreed upon by the Company and the investors and nothing herein implies that Benchmark would have the power or authority to bind the Company or an obligation for the Company to issue any Securities or complete the Offering. The Company expressly acknowledges and agrees that the execution of this Agreement does not constitute a commitment by Benchmark to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of Benchmark with respect to securing any other financing on behalf of the Company.

A. Fees and Expenses. In connection with the Services described above, the Company shall pay to Benchmark the following compensation:

1. Placement Agent’s Fee. The Company shall pay to Benchmark a cash placement fee (the “Placement Agent’s Fee”) equal to 8.0% of the aggregate purchase price paid by each purchaser of Securities that are placed to Investors introduced by Benchmark in the Offering.

2. Warrants. As additional compensation for the Services, the Company shall issue to Benchmark or its designees at the Closing, warrants (the “Benchmark Warrants”) to purchase that number of shares of common stock of the Company (“Shares”) equal to 8.0% of the aggregate number of Shares placed to Investors introduced by Benchmark in the Offering, plus any Shares underlying any convertible Securities placed in the Offering to such purchasers. The Benchmark Warrants shall have the same terms, including exercise price and exercise terms, as the warrants issued to investors (“Investors”) in the Offering. If no warrants are issued to Investors, the Benchmark Warrants shall have an exercise price equal to 125% of the price at which Shares are issued to Investors or, if no Shares are issued, 125% of the current market price of the Shares at Closing, an exercise period of three years. The shares of common stock underlying the Benchmark Warrants shall be registrable in any registration statement filed by the Company registering for resale any equity securities sold in the Offering.

3. Expenses. In addition to any fees payable to Benchmark hereunder, the Company hereby agrees to reimburse Benchmark for all reasonable travel and other out-of-pocket expenses incurred in connection with Benchmark’s engagement, including the reasonable fees and expenses of Benchmark’s counsel. Such reimbursement shall be limited to $5,000 without prior written approval by the Company and shall be paid at the Closing from the gross proceeds of the Securities sold (provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement).

B. Term and Termination of Engagement. The term (the “Term”) of Benchmark’s engagement will begin on the date hereof and end on the earlier of the consummation of the Offering or 15 days after the receipt by either party hereto of written notice of termination; provided that no such notice may be given by the Company for a period of 30 days after the date hereof. Notwithstanding anything to the contrary contained herein, the provisions concerning indemnification, contribution and the Company’s obligations to pay fees and reimburse expenses contained herein will survive any expiration or termination of this Agreement.

C. Fee Tail. Benchmark shall be entitled to a Placement Agent’s Fee and Benchmark Warrants, calculated in the manner provided in Paragraph A, with respect to any public or private offering or other financing or capital-raising transaction of any kind (“Tail Financing”) to the extent that such financing or capital is provided to the Company by investors whom Benchmark had introduced, directly or indirectly, to the Company during the Term and that participated in the Transaction, if such Tail Financing is consummated at any time within the 24 month period following the expiration or termination of this Agreement (the “Tail Period).

D. Future Transactions. If, at any time during the Term, or within the 12-month period following the Term, the Company or any of its subsidiaries (i) decides to dispose of or acquire business units or acquire any of its outstanding securities or make any exchange or tender offer or enter into a merger, consolidation or other business combination or any recapitalization, reorganization, restructuring or other similar transaction, including, without limitation, an extraordinary dividend or distributions or a spin-off or split-off, and the Company decides to retain a financial advisor for such transaction; or (ii) decides to finance or refinance any indebtedness using a manager or agent; or (iii) decides to raise funds by means of a public offering or a private placement of equity or debt securities using an underwriter or placement agent, Benchmark or one of its affiliates shall have the right to serve in an advisory role, or as a manager or co-manager, underwriter or placement agent or co-placement agent, as applicable, with respect to any such transaction with minimum economics of 50.0% of aggregate transaction economics. If Benchmark or one of its affiliates decides to accept any such engagement, the agreement governing such engagement will contain, among other things, provisions for customary fees for transactions of similar size and nature and the provisions of this Agreement, including indemnification, which are appropriate to such a transaction.

E. Use of Information. The Company will furnish Benchmark such written information as Benchmark reasonably requests in connection with the performance of its Services hereunder. The Company understands, acknowledges and agrees that, in performing its Services hereunder, Benchmark will use and rely entirely upon such information as well as publicly available information regarding the Company and other potential parties to an Offering and that Benchmark does not assume responsibility for independent verification of the accuracy or completeness of any information, whether publicly available or otherwise furnished to it, concerning the Company or otherwise relevant to an Offering, including, without limitation, any financial information, forecasts or projections considered by Benchmark in connection with the provision of its Services.

F. Publicity. In the event of the consummation or public announcement of any Offering, Benchmark shall have the right to disclose its participation in such Offering, including, without limitation, the placement at its cost of “tombstone” advertisements in financial and other newspapers and journals, provided that any such disclosure is in accordance with applicable law.

G. Securities Matters. The Company shall be responsible for any and all compliance with the securities laws applicable to it, including Regulation D and the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, and unless otherwise agreed in writing, all state securities (“blue sky”) laws. Benchmark agrees to cooperate with counsel to the Company in that regard.

H. Indemnity.

1. In connection with the Company’s engagement of Benchmark as placement agent, the Company hereby agrees to indemnify and hold harmless Benchmark and its affiliates (including any firm through which Benchmark provides Services), and the respective controlling persons, directors, officers, members, shareholders, agents, registered representatives, registered principals and employees of any of the foregoing (collectively the “Indemnified Persons”), from and against any and all claims, actions, suits, proceedings (including those of shareholders), damages, liabilities and expenses incurred by any of them (including the reasonable fees and expenses of counsel), as incurred, (collectively a “Claim”), that are (A) related to or arise out of (i) any actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company, or (ii) any actions taken or omitted to be taken by any Indemnified Person in connection with the Company’s engagement of Benchmark, or (B) otherwise relate to or arise out of Benchmark’s activities on the Company’s behalf under Benchmark’s engagement, and the Company shall reimburse any Indemnified Person for all expenses (including the reasonable fees and expenses of one counsel) as incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party. The Company will not, however, be responsible for any Claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of any person seeking indemnification for such Claim. The Company further agrees that no Indemnified Person shall have any liability to the Company for or in connection with the Company’s engagement of Benchmark except for any Claim incurred by the Company as a result of such Indemnified Person’s gross negligence or willful misconduct.

2. The Company further agrees that it will not, without the prior written consent of Benchmark, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person from any and all liability arising out of such Claim.

3. Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify the Company in writing of such complaint or of such assertion or institution but failure to so notify the Company shall not relieve the Company from any obligation it may have hereunder, except and only to the extent such failure results in the forfeiture by the Company of substantial rights and defenses. If the Company so elects or is requested by such Indemnified Person, the Company will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. In the event, however, that legal counsel to such Indemnified Person reasonably determines that having common counsel would present such counsel with a conflict of interest or if the defendant in, or target of, any such Claim, includes an Indemnified Person and the Company, and legal counsel to such Indemnified Person reasonably concludes that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to the Company, then such Indemnified Person may employ its own separate counsel to represent or defend him, her or it in any such Claim and the Company shall pay the reasonable fees and expenses of one such counsel. Notwithstanding anything herein to the contrary, if the Company fails timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Party shall have the right, but not the obligation, to defend, contest, compromise, settle, assert crossclaims, or counterclaims or otherwise protect against the same, and shall be fully indemnified by the Company therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In addition, with respect to any Claim in which the Company assumes the defense, the Indemnified Person shall have the right to participate in such Claim and to retain his, her or its own counsel therefor at his, her or its own expense.

4. The Company agrees that if any indemnity sought by an Indemnified Person hereunder is held by a court to be unavailable for any reason then (whether or not Benchmark is the Indemnified Person), the Company and Benchmark shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and Benchmark on the other, in connection with Benchmark’s engagement referred to above, subject to the limitation that in no event shall the amount of Benchmark’s contribution to such Claim exceed the amount of fees actually received by Benchmark from the Company pursuant to Benchmark’s engagement. The Company hereby agrees that the relative benefits to the Company, on the one hand, and Benchmark on the other, with respect to Benchmark’s engagement shall be deemed to be in the same proportion as (a) the total value paid or proposed to be paid or received by the Company or its stockholders as the case may be, pursuant to the Offering (whether or not consummated) for which Benchmark is engaged to render services bears to (b) the fee paid or proposed to be paid to Benchmark in connection with such engagement.

5. The Company’s indemnity, reimbursement and contribution obligations under this Agreement (a) shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Party may have at law or at equity and (b) shall be effective whether or not the Company is at fault in any way.

I. Limitation of Engagement to the Company. The Company acknowledges that Benchmark has been retained only by the Company, that Benchmark is providing Services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Company’s engagement of Benchmark is not deemed to be on behalf of, and is not intended to confer rights upon, any shareholder, owner or partner of the Company or any other person not a party hereto as against Benchmark or any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), employees or agents. Unless otherwise expressly agreed in writing by Benchmark, no one other than the Company is authorized to rely upon this Agreement or any other statements or conduct of Benchmark, and no one other than the Company is intended to be a beneficiary of this Agreement. The Company acknowledges that any recommendation or advice, written or oral, given by Benchmark to the Company in connection with Benchmark’s engagement is intended solely for the benefit and use of the Company’s management and directors in considering a possible Offering, and any such recommendation or advice is not on behalf of, and shall not confer any rights or remedies upon, any other person or be used or relied upon for any other purpose. Benchmark shall not have the authority to make any commitment binding on the Company. The Company, in its sole discretion, shall have the right to reject any investor introduced to it by Benchmark. The Company agrees that it will perform and comply with the covenants and other obligations set forth in the purchase agreement and related transaction documents between the Company and the investors in the Offering, and that Benchmark will be entitled to rely on the representations, warranties, agreements and covenants of the Company contained in such purchase agreement and related transaction documents as if such representations, warranties, agreements and covenants were made directly to Benchmark by the Company.

J. Limitation of Benchmark’s Liability to the Company. Benchmark and the Company further agree that neither Benchmark nor any of its affiliates or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees, registered representatives, registered principals or agents shall have any liability to the Company, its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract, tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the Services rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by Benchmark and that are finally judicially determined to have resulted solely from the gross negligence or willful misconduct of Benchmark.

K. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri applicable to agreements made and to be fully performed therein. Any disputes that arise under this Agreement, even after the termination of this Agreement, will be heard only in the state or federal courts located in the City or County of St. Louis, State of Missouri. The parties hereto expressly agree to submit themselves to the jurisdiction of the foregoing courts in each case located in the City or County of St. Louis, State of Missouri. The parties hereto expressly waive any rights they may have to contest the jurisdiction, venue or authority of any court sitting in the City or County of St. Louis, State of Missouri. In the event of the bringing of any action, or suit by a party hereto against the other party hereto, arising out of or relating to this Agreement, the party in whose favor the final judgment or award shall be entered shall be entitled to have and recover from the other party the costs and expenses incurred in connection therewith, including its reasonable attorneys’ fees. Any rights to trial by jury with respect to any such action, proceeding or suit are hereby waived by Benchmark and the Company.

L. Notices. All notices hereunder will be in writing and sent by certified mail, hand delivery, overnight delivery or fax, if sent to Benchmark, to the address set forth on the first page hereof, fax number (212) 312-6761, Attention: Chief Executive, and if sent to the Company, to the address on the first page hereof, fax number 314-863-6900, Attention: Thomas Powell. Notices sent by certified mail shall be deemed received five days thereafter, notices sent by hand delivery or overnight delivery shall be deemed received on the date of the relevant written record of receipt, and notices delivered by fax shall be deemed received as of the date and time printed thereon by the fax machine.

M. Miscellaneous. The Company represents that it is free to enter into this Agreement and the transactions contemplated hereby, that it will act in good faith, and that it will not knowingly hinder Benchmark’s efforts hereunder. This Agreement shall not be modified or amended except in writing signed by Benchmark and the Company. This Agreement shall be binding upon and inure to the benefit of Benchmark and the Company and their respective assigns, successors, and legal representatives, but may not be assigned without the prior written consent of the other party. This Agreement constitutes the entire agreement of Benchmark and the Company, and supersedes any prior agreements, with respect to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of the Agreement shall remain in full force and effect. This Agreement may be executed in counterparts (including facsimile or .pdf counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

In acknowledgment that the foregoing correctly sets forth the understanding reached by Benchmark and the Company, please sign in the space provided below, whereupon this letter shall constitute a binding Agreement as of the date indicated above.

Very truly yours,

The Benchmark Company

By:
Name:
Title:

Accepted and Agreed:

FUEL PERFORMANCE SOLUTIONS, INC.

By:
Name:
Title: